                                                                     EXHIBIT 9.2

                   FIRST AMENDMENT TO VOTING TRUST AGREEMENT
                   -----------------------------------------


     This FIRST AMENDMENT TO VOTING TRUST AGREEMENT (this "Amendment Agreement")
                                                           -------------------
is made and entered into as of the Effective Time (hereinafter defined), by and among United Stationers Inc., a Delaware corporation and successor-in-interest to AHI (as hereinafter defined) (the "Surviving Corporation"), the beneficial
                                      ---------------------
owners of shares of common stock, $.10 par value ("Common Stock"), of the
                                                   ------------
Surviving Corporation, whose names are set forth on the signature pages hereto (the "Beneficiaries"), and Gary G. Miller, Daniel J. Good, Thomas W. Sturgess,
      -------------
Frederick B. Hegi, Jr., and James A. Johnson as the voting trustees (the

"Trustees"), pursuant to the Voting Trust Agreement (hereinafter defined).
 --------

                                   RECITALS

     A.   Associated Holdings, Inc., a Delaware corporation ("AHI"),
                                                              ---
Beneficiaries and Trustees are parties to that certain Voting Trust Agreement dated as of January 31, 1992 (the "Voting Trust Agreement");
                                   ----------------------

     B.   Pursuant to that certain Agreement and Plan of Merger (the "Merger
                                                                      ------
Agreement"), dated as of February 13, 1995, between AHI and the Surviving
- ---------
Corporation, AHI was merged with and into the Surviving Corporation (the

"Merger"), with the Surviving Corporation surviving the Merger (the time upon
 ------
which the Merger became effective pursuant to the terms and conditions of the Merger Agreement and as defined therein, is referred to herein as the "Effective
                                                                       ---------
Time"); and
- ----

     C. In connection with the Merger, the parties to the Voting Trust Agreement desire to amend the Voting Trust Agreement as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Surviving Corporation, Beneficiaries and Trustees hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise defined
          -----------
shall have the respective meanings assigned to such terms in the Voting Trust Agreement.

     2.   Amendments.  The Voting Trust Agreement is hereby amended as follows:
          ----------

          (a) All references to the "Company" in the Voting Trust Agreement shall mean the Surviving Corporation.

          (b) All references to "Common Stock" in the Voting Trust Agreement shall mean the common stock, $.10 par value, of the Surviving Corporation.

          (c) The first sentence of Section 1 of the Voting Trust Agreement shall be amended by deleting the words "Class A Common Stock of the Corporation" and replacing them with the words "common stock, $.10 par value, of the Company".

          (d) Section 2 of the Voting Trust Agreement shall be amended by deleting the language directly following "as may be approved by the Voting Trustees:" in its entirety and substituting therefor the following:


                            "UNITED STATIONERS INC.
                           (a Delaware corporation)

          No. ____________                                  ____________ Shares

               This certifies that [stockholder] has deposited the number of
                                    -----------
          shares set forth above of the Common Stock of the above-named corporation with the Voting Trustees hereinafter named, under an agreement among the corporation, Daniel J. Good, Frederick B. Hegi, Jr., James A. Johnson, Gary G. Miller and Thomas W. Sturgess as Voting Trustees, and certain beneficial owners of shares of Common Stock of the corporation, dated as of January 31, 1992, as amended as of March __, 1995. The certificate and the interest represented by it are transferable only on the books of the Voting Trustees, and only upon the presentation and surrender hereof. The holder of this certificate takes it subject to all of the terms and conditions of the Voting Trust Agreement, as amended, and as a party to such Voting Trust Agreement is entitled to the benefits thereof. This Voting Trust Certificate is subject to certain restrictions on the transfer hereof contained in that certain Stockholders Agreement, dated as of January 31, 1992, as amended from time to time.

               IN WITNESS WHEREOF, the Voting Trustees have caused this certificate to be signed this ____ day of _____________, 19__.



          __________________________                   _________________________
          Thomas W. Sturgess,                          Gary G. Miller,
          Voting Trustee                               Voting Trustee


          __________________________                   _________________________
          Frederick B. Hegi, Jr.,                      Daniel J. Good,
          Voting Trustee                               Voting Trustee


          __________________________
          James A. Johnson,
          Voting Trustee"

          (e) Section 12(a) of the Voting Trust Agreement is amended and restated in its entirety to read as follows:

                "(a)   This Agreement shall terminate upon the earlier of (i)
          January 31, 2005 or (ii) the consummation of a Qualified Public Offering. As used herein, the term Qualified Public Offering shall mean the sale after the date hereof in an underwritten public offering or a series of public offerings, registered under the Securities Act of 1933, as amended, of Common Stock which results in public ownership of not less than 20% of the outstanding Common Stock of the Company determined on a fully diluted basis, which shares of Common Stock are listed upon the New York Stock Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market System and which offerings shall have resulted in the receipt by the Company and any selling stockholders of aggregate cash proceeds (after deduction of underwriter discounts and the costs associated with the offerings) of at least $50 million."

     3.   Voting Trust Certificates.  At the Effective Time, the Beneficiary's
          -------------------------
voting trust certificate or certificates representing shares of class A common stock, $.01 par value, of AHI ("AHI Common Stock") deposited under the Voting
                                ----------------
Trust Agreement, shall represent the right to receive a voting trust certificate representing the number of shares of Common Stock into which the number of shares of AHI Common Stock represented by such Beneficiary's voting trust certificate was converted pursuant to the terms of the Merger Agreement.

     4.   Voting Trust Agreement Otherwise Unchanged.  Except as expressly
          ------------------------------------------
amended hereby, the Voting Trust Agreement shall remain unchanged and in full force and effect.

     5.   Counterparts.  This Amendment Agreement may be executed in any number
          ------------
of counterparts, each of which shall constitute one and the same instrument.

     6.   Successors and Assigns.  The rights and obligations of the parties
          ----------------------
hereunder shall be binding upon and inure to the benefit of the Surviving Corporation, Beneficiaries and Trustees and each of their respective successors and assigns.

     7.   Headings.  The headings of the sections of this Amendment Agreement
          --------
are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8.   Governing Law.  This Amendment Agreement shall be governed by, and
          -------------
construed in accordance with, the laws of the State of Illinois, without giving effect to conflict of law principles.

     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement to be effective as of the Effective Time.

                                       SURVIVING CORPORATION
                                       ---------------------

                                       UNITED STATIONERS INC.


                                       By:______________________________________
                                       Name:
                                       Title:

                                       TRUSTEES
                                       --------


                                       _________________________________________
                                       Thomas W. Sturgess



                                       _________________________________________
                                       Frederick B. Hegi, Jr.



                                       _________________________________________
                                       James A. Johnson



                                       _________________________________________
                                       Gary G. Miller



                                       _________________________________________
                                       Daniel J. Good

                                       BENEFICIARIES
                                       -------------



                                       WINGATE PARTNERS, L.P.

                                       By:   WINGATE MANAGEMENT
                                             COMPANY, L.P., its general
                                             partner


                                       By:______________________________________
                                             Thomas W. Sturgess
                                             General Partner


                                       WINGATE AFFILIATES, L.P.


                                       By:______________________________________
                                             Thomas W. Sturgess
                                             General Partner


                                       WINGATE PARTNERS II, L.P.

                                       By:   WINGATE MANAGEMENT
                                             COMPANY II, L.P., its general
                                             partner

                                       By:   WINGATE MANAGEMENT
                                             LIMITED, L.L.C., its general
                                             partner


                                       By:______________________________________
                                             Thomas W. Sturgess
                                             Principal

                                       WINGATE AFFILIATES II, L.P.


                                       By:______________________________________
                                             Thomas W. Sturgess
                                             General Partner


                                       ASI PARTNERS, L.P.

                                       By:   CUMBERLAND CAPITAL
                                             CORPORATION, its general
                                             partner


                                       By:______________________________________
                                             Gary G. Miller
                                             President


                                       ASI PARTNERS II, L.P.

                                       By:   CUMBERLAND CAPITAL
                                             CORPORATION, its general
                                             partner


                                       By:______________________________________
                                             Gary G. Miller
                                             President


                                       CUMBERLAND CAPITAL
                                       CORPORATION


                                       By:______________________________________
                                             Gary G. Miller
                                             President

                                       GOOD CAPITAL CO., INC.


                                       By:______________________________________
                                             Daniel J. Good
                                             President


                                       BOISE CASCADE CORPORATION


                                       By:______________________________________
                                       Name:
                                       Title:

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Michael D. Rowsey


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Daniel J. Schleppe


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Robert W. Eberspacher


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Lawrence E. Miller


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Neil Bailey


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Theresa K. Blake


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Robert Deiters


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Thomas Hupp


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Kenneth Larson


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Rudy Mayo


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Paul Pisarski


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Roger Richey


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Ralph Swiatek


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Thomas Trost


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Cheryl Zupke


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of that certain Individual Retirement Account (the "IRA")
                                                                         ---
set forth in the Payment Terms Notification dated as of November __, 1992, the Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Thomas Koppleman


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of an Individual Retirement Account (the "IRA"), the
                                                               ---
Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       James A. Johnson


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

                                       _________________________________________
                                       Jay I. Applebaum


                                       _________________________________________
                                       William Bazant


                                       _________________________________________
                                       Daniel H. Bushell


                                       _________________________________________
                                       William Figurelli


                                       _________________________________________
                                       Jeff Frantz


                                       _________________________________________
                                       David Grove


                                       _________________________________________
                                       John D. Kennedy


                                       _________________________________________
                                       James Lyon


                                       _________________________________________
                                       Duane J. Ratay


                                       _________________________________________
                                       Glenn E. Stephens

                                       _________________________________________
                                       Craig Zupke

                                       PAT INVESTMENTS



                                       By:______________________________________
                                       Name:
                                       Title:

                                       _________________________________________
                                       Daniel J. Good

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of an Individual Retirement Account (the "IRA"), the
                                                               ---
Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Daniel H. Bushell


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________

     The Beneficiary hereby acknowledges that this Amendment Agreement is executed below on the Beneficiary's behalf. If the Beneficiary owns Common Stock as beneficiary of an Individual Retirement Account (the "IRA"), the
                                                               ---
Beneficiary further acknowledges that the trustee of the IRA (the "IRA Trustee")
                                                                   -----------
has been instructed by the Beneficiary to execute this Amendment Agreement and that the Beneficiary approves, as IRA beneficiary, the execution by IRA Trustee of this Amendment Agreement.


                                       BENEFICIARY
                                       -----------


                                       _________________________________________
                                       Duane J. Ratay


     FOR SIGNATURE BY TRUSTEE OF BENEFICIARY'S IRA, IF APPLICABLE:


                                       IRA TRUSTEE:



                                       _________________________________________



                                       By:______________________________________
                                       Name:
                                       Title:

                                       Address:

                                       _________________________________________
                                       _________________________________________